EXHIBIT 1

JOINT FILING AGREEMENT

This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date and any amendments thereto with respect to the beneficial ownership by the undersigned of shares of Class A common stock, $0.0001 par value per share, of FuboTV Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1). This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: November 5, 2025

/s/ Jason Mudrick
JASON MUDRICK

MUDRICK CAPITAL MANAGEMENT, L.P.
By: Mudrick Capital Management, LLC, its general partner

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Sole Member

MUDRICK CAPITAL MANAGEMENT, LLC

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Sole Member

MUDRICK DISTRESSED OPPORTUNITY FUND GLOBAL, L.P.
By: Mudrick GP, LLC, its general partner

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Sole Member

MUDRICK GP, LLC

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Sole Member

MUDRICK DISTRESSED OPPORTUNITY DRAWDOWN FUND II, L.P.
By: Mudrick Distressed Opportunity Drawdown Fund II GP, LLC, its general partner

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Sole Member

MUDRICK DISTRESSED OPPORTUNITY DRAWDOWN FUND II SC, L.P.
By: Mudrick Distressed Opportunity Drawdown Fund II GP, LLC, its general partner

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Sole Member

MUDRICK DISTRESSED OPPORTUNITY DRAWDOWN FUND II, GP, LLC

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Sole Member

MUDRICK DISTRESSED OPPORTUNITY 2020 DISLOCATION FUND, L.P.
By: Mudrick Distressed Opportunity 2020 Dislocation Fund GP, LLC, its general partner

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Sole Member

MUDRICK DISTRESSED OPPORTUNITY 2020 DISLOCATION FUND GP, LLC

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Sole Member

[MUDRICK DISTRESSED OPPORTUNITY SIF MASTER FUND, L.P.
By: Mudrick Distressed Opportunity SIF GP, LLC, its general partner

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Sole Member

MUDRICK DISTRESSED OPPORTUNITY SIF GP, LLC

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Sole Member